UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2004

THE TITAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6035	95-2588754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3033 Science Park Drive
San Diego, California  92121-1199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 552-9500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01                           Entry into a Material Definitive Agreement

On September 7, 2004, we announced that we entered into Amendment No. 2 to our Senior Credit Agreement with a syndicate of financial institutions with Wachovia Bank National Association as administrative agent.  The amendment is effective as of September 2, 2004.  The press release announcing the execution of the amendment and the amendment are filed as exhibits to this Current Report on Form 8-K.

The following is a summary of the terms of the amendment:

•                  The amendment immediately reduced the interest rate on our Term B loan by 50 basis points from LIBOR plus 325 basis points (or prime plus 200 basis points) to LIBOR plus 275 basis points (or prime plus 150 basis points).  The rate reduction is based on our current senior debt credit rating from Moody’s Investor Services and Standard & Poor’s;

•                  The amendment includes a provision that automatically increases or decreases the rate on the Term B loan to either LIBOR plus 300 basis points (or prime plus 175 basis points) or LIBOR plus 250 basis points (or prime plus 125 basis points), if our senior debt credit rating from Standard & Poor’s or Moody’s Investor Services changes, per the terms of the amendment;

•                  The definition of EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) has been modified.  As modified, the definition of EBITDA excludes settlement charges relating to the FCPA investigations by the SEC and Department of Justice (DOJ), subject to certain limitations that could cause some of the charges to be included in the definition; and

•                  The amendment adds a call premium of 101% if the Term B loan is refinanced within one year from the amendment date.

As of September 7, 2004, the principal balance on our Term B loan is $343 million and, as of the filing of this report, our senior debt was rated Ba3, Watch-Possible Downgrade” by Moody’s Investor Services; and “BB-, Negative Outlook” by Standard & Poor’s.  The re-pricing does not affect the interest rate on our revolving loan within the credit facility.  We encourage you to read the entire amendment filed as Exhibit 10.1.

Item 9.01                           Financial Statements and Exhibits.

10.1              Amendment No. 2 to Senior Credit Agreement dated as of September 2, 2004 between The Titan Corporation and a syndicate of financial institutions

99.1              Press release issued September 7, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TITAN CORPORATION

Dated: September 7, 2004	By:	/s/ BRIAN J. CLARK
Brian J. Clark
Vice President & Corporate Controller

INDEX TO EXHIBITS

10.1	Amendment No. 2 to Senior Credit Agreement dated as of September 2, 2004 between The Titan Corporation and a syndicate of financial institutions
99.1	Press Release issued on September 7, 2004.